Exhibit 99.1

Dear Morgan Stanley Direct Lending Fund Stakeholder,
We hope that you, your families, and communities are safe and healthy given recent events. Our thoughts are with everyone who has been affected by Coronavirus (“COVID-19”). We believe the ongoing impact will have significant implications on the global economy and we are currently executing a business continuity plan to optimally manage through this period. We are committed to maintaining regular contact and transparency with all relevant parties, including with our investors, private equity sponsor clients, portfolio companies, and lenders. We are pleased with the feedback we have received from the management teams and private equity owners of our three portfolio companies. We believe they are well positioned to manage through the current environment given their business models and liquidity positions.
We believe the resources of Morgan Stanley (the “Firm”) serve as a highly differentiating asset to our investment team as we navigate the current situation. Despite our investment team currently working remotely, we are very much connected and coordinated. We also maintain frequent communication with the broader Morgan Stanley platform on a global basis and benefit from the Firm’s insights into the economic climate and financial markets as circumstances unfold. Morgan Stanley is an incredibly content-rich organization and we will continue to leverage its full resources. Senior leadership of the Morgan Stanley Direct Lending Fund and the Morgan Stanley senior management team have substantial experience managing, operating, and investing through turbulent periods and elevated levels of market volatility.
Despite the market dislocation, we believe we are very well positioned. This is primarily the result of two dynamics that are somewhat unique to the Morgan Stanley Direct Lending Fund. The first is that unlike many direct lending managers, we do not have a large legacy portfolio that may suffer from weak economic conditions due to the impact of COVID-19. Secondly, we have a considerable amount of available capital that can be prudently invested in a credit environment that we expect will provide better risk adjusted returns than before the market dislocation caused by COVID-19. Capital preservation and principal protection are among the key tenets of what we seek to achieve with our investment strategy. We are not in a rush to invest. We will deploy capital as we find what we believe are compelling investment opportunities, and we intend to invest our capital throughout our three year investment period, providing our investors with vintage year diversification.
To date, we have funded $83MM of investments, across what we believe are three high quality software companies. We benefit from having very limited unfunded exposure of only $9MM (Revolvers and Delayed Draw Term Loans) associated with these investments. Each of our investments is a senior secured credit facility (84% first lien and 16% second lien, based on par value) with substantial private equity capital junior to our loan investments, providing what we believe is meaningful downside protection. Our investment strategy is predicated on seeking to lend to companies in non-cyclical industry sectors (typically avoiding sectors such as retail, restaurants, and energy) with proven management teams. Our three portfolio companies currently have highly diversified customer bases, recurring revenue business models, and are owned by experienced and well-resourced private equity firms. Additionally, we currently have no exposure to the airlines, lodging and leisure sectors, which we expect will be among the most impacted by COVID-19.
The Morgan Stanley Direct Lending Fund is well capitalized, with over $1.3Bn of available capital (~$1.0Bn of available committed equity and ~$300MM of additional availability under our subscription facility). As we began investing earlier this year, we have funded only 5.4% of the total committed equity capital. Based upon our senior management team’s experience investing across multiple credit cycles, periods that offer the best risk adjusted returns often occur when markets are highly volatile and dislocated. We believe our strong capital base positions us extremely well to invest over the near term and throughout our investment period when we find opportunities that we believe offer compelling value. Conducting detailed due diligence is central to our investment strategy and we will continue to seek to build a highly diversified portfolio of predominantly first lien senior secured term loans, avoid the more cyclical industry sectors, and fully leverage the vast origination and due diligence resources of Morgan Stanley. First lien senior secured term loans are typically the lowest risk part of the capital structure as these loans have a first lien claim on the assets and equity of a company. This asset class proved to be very resilient through the 2008/2009 financial crisis with the vast majority of loans in the market ultimately being repaid at par. The average bid of the LSTA Leveraged Loan Index rebounded from a low of ~60 (as a % of par) in December 2008 to over 90 in March 2010, and over 95 in January 2011. This dynamic resulted in very strong risk adjusted returns being generated on investments made during that volatile period.
In addition to our strong capital position, unlike open-ended investment vehicles that may be forced to sell assets (at potentially depressed prices) due to investor redemptions, our structure does not allow for redemptions. We believe this is a significant advantage for our investors. Therefore, we will not be forced to sell assets or draw on our subscription facility to satisfy redemptions. Morgan Stanley continues to be highly supportive of the Morgan Stanley Direct Lending Fund, and is our largest shareholder having committed $200MM of equity alongside third party investors.
Thank you for your support during this challenging time. We continue to work extremely hard for you, and look forward to continued dialogue and communication. We hope that you and your families are safe and healthy.
Sincerely,
Jeffrey S. Levin
Chief Executive Officer and President
Morgan Stanley Direct Lending Fund

This letter contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "will," "may," "continue," "believes," "seeks," "estimates," "would," "could," "should," "targets," "projects," and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of the assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this letter should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the sections entitled “Risk Factors" and elsewhere in our filings made with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this letter. Moreover, we assume no duty and do not undertake to update the forward-looking statements.

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